UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

International Western Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55695	46-503476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 N. MacArthur Boulevard, Suite 280
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 809-6900

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

The Board of Directors of International Western Petroleum, Inc. (the “Company”) has determined to hold its Annual Meeting of Stockholders on November 30, 2017. The record date for stockholders eligible to vote at the meeting will be duly noticed in accordance with state law, the Company’s by-laws and SEC requirements. The proxy materials will include the Annual Report on Form 10-K for the fiscal year February 28, 2017, which was filed with the SEC on June 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL WESTERN PETROLEUM, INC.

Dated: November 6, 2017	By:	/S/ Patrick Norris
	Name:	Patrick Norris
	Title:	Chief Executive Officer and President